Exhibit 10.5(B)

Valcon Acquisition Holding (Luxembourg) S.à r.l. 52 rue de Rollingergrund L-2440 Luxembourg Grand Duchy of Luxembourg	VNU, Inc. 770 Broadway New York, New York 10003-9595 United States

August 22, 2006

David L. Calhoun

c/o Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Dear David:

Reference is made to that certain employment agreement (the “Employment Agreement”), dated as of August 22, 2006, by and between you, Valcon Acquisition Holding (Luxembourg) S.à r.l., a private limited company incorporated under the laws of Luxembourg, and VNU, Inc., a Delaware corporation. Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed to them in the Employment Agreement.

In accordance with Section 6(a)(i) of the Employment Agreement, you are hereby notified that each of the following entities shall constitute a Competitive Entity for purposes of the Employment Agreement:

1.	Information Resources, Inc.

2.	Taylor Nelson Sofres plc

3.	GfK AG

4.	Ipsos SA

5.	IMS Health Incorporated

6.	Arbitron Inc.

7.	Reed Elsevier Group plc

8.	The Thomson Corporation

9.	Symphony Technology Group, LLC

Valcon Acquisition Holding (Luxembourg) S.à r.l.

By:	/s/ Authorized Signatory
Name:
Title:

VNU, INC.

By:	/s/ Authorized Signatory
Name:
Title:

Receipt acknowledged by:

/s/ David L. Calhoun
David L. Calhoun